BANK OF AMERICA, N.A.
                            THIRD MODIFICATION OF LOAN AGREEMENT       41-560392


THIS THIRD MODIFICATION OF LOAN AGREEMENT (this "Agreement") is made as of March 29, 2001 to be effective January 1, 2001, by and between Total Containment, Inc., a Pennsylvania Corporation, TCI Environment NV/SA, Rene Morin Inc., a Delaware Corporation and American Containment, Inc., a Delaware Corporation (jointly and severally referred to as the "Borrower" and Bank of America, N.A, (the Bank), witnesseth.

WHEREAS, on December 14, 1999, the Borrower obtained one or more loans in The original/maximum principal amount of Five Million and 00/100 dollars($5,000,000.00) which was increased to Seven Million and 00/100 ($7,000,000.00) on April I4. 2000 (the "loan"), and

WHEREAS, Total Containment, Inc., executed a loan agreement (the "Loan Agreement") outlining specific terms and conditions governing the Loan, and the two amendments to the Loan Agreement on behalf of the Borrower, and

WHEREAS, the Borrower has requested certain alterations to the Loan Agreement and the Bank has agreed to modify the Loan Agreement provided that 'the Borrower executes this Agreement.

NOW, THEREFORE, In consideration of the promises, the sum of $1.00 and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

1) The statements set forth above are true and accurate in every respect and are Incorporated herein by reference.

2)   The Loan Agreement is hereby amended as follows:

     Section I.A. Is hereby amended to read no follows:

     A. Borrower. Borrower shall jointly and severally refer to: Total Containment, Inc., a Pennsylvania Corporation, TCI Environment NV/SA, Rene Morin Inc., a Delaware Corporation and American Containment, Inc., a Delaware Corporation.

          Section 1.E. is hereby amended to read as follows:

     E. Tangible Net Worth, Tangile Net Worth means the amount by which total assets of Total Containment, Inc., exceed total liabilities of Total Containment, Inc., in accordance with GAAP, minus capitalized molds and tooling costs, patents, and goodwill, Plus accounts payable (disputed) to Dayco Products, Inc.

          Section 2.A. is hereby amended to read as follows

     A. Loan. Bank hereby agrees to make (or has made) one or more loans to Borrower in -the aggregate principal face amount of $7,000,000.00, The obligation to repay the loan is evidenced by a promissorry note or notes dated April 14, 2000 (the Promissory note or notes together with any and all renewals, extentions, or rearrangements thereof being hereafter collectively referred to as the, "Note") having a maturity date, repayment terms and interest rate as set forth in the Note.

     Section 4-A.i. as previously modified, is hereby amended to read: 4.A.i Total Containment, Inc., shall maintain a Tangible Not Worth of not less than $2,000,000.00. This Covenant shall be tested quarterly for each fiscal quarter.

AS853
BANK OF AMERICA, N.A.

     Except as expressly amended herein, all of the provisions of the Loan Agreement shall remain in full force and effect. This Agreement shall in no way operate as a novation, release, or discharge of any of the provisions of the Loan Agreement (except as amended herein), or any indebtedness thereby evidenced. Each borrower hereby ratifies all Terms and conditions of the Loam Agreement and all modifications thereto as previously executed by Total Containment, Inc.

     IN WITNESS WHEREOF, and intending to create an instrument executed under seal, the Borrower and the Bank have duly executed this Agreement under seal as of the day and year first written above.

         BORROWER:

         Total Containment, Inc., a Pennsylvania Corporation

         BY:   /s/  THOMAS P. KENNEDY                            (Seal)
             -----------------------------------------------------------
         Name:  Thomas P. Kennedy
             -----------------------------------------------------------
         Title:  Vice President Finance and CFO


         TCI Environment NV/SA, a Pennsylvania Corporation

         BY:   /s/ JOHN R. WRIGHT, JR.                           (Seal)
             -----------------------------------------------------------
         Name:  John R. Wright, Jr.
             ------------------------------------------------
         Title:  Vice President

         Rene Morin, Inc., a Pennsylvania Corporation

         BY:  /s/ JEFFREY A. BOEHMER                             (Seal)
             -----------------------------------------------------------
         Name:  Jeffrey A. Boehmer
             -----------------------------------------------------------
         Title:   President
             -----------------------------------------------------------

         American Containment, Inc., a Pennsylvania Corporation

         BY:   /s/ JOHN R. WRIGHT, JR.                           (Seal)
             -----------------------------------------------------------
         Name: John R. Wright, Jr,
             -----------------------------------------------------------
         Title:  President
             -----------------------------------------------------------
         BANK:

         BANK OF AMERICA, N.A.

         BY:   /s/ RICHARD C. MARSHALL                            (Seal)
             -----------------------------------------------------------
         Name:  Richard C. Marshall
             -----------------------------------------------------------
         Title:  Senior Vice President
             -----------------------------------------------------------


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